Exhibit 10.131

ATLANTA COMMERCIAL BOARD OF REALTORS ® , INC. OFFICE LEASE AGREEMENT THIS LEASE is dated , by and among 2. TERM. The Tenant shall have and hold the Premises for a term of beginning on the ) Office Lease Agreement (#003) Rev. 05/05 1 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 The rent including property taxes and CAM charges. (C) All payments, other than those specified above, as required in this Lease to be made by Tenant to Landlord shall be deemed to be and shall become additional rent hereunder, whether or not the same shall be designated as such and shall be due and payable along with usual rental payments subject to the same conditions and remedies as exist for said rental payments . 4 . LATE CHARGES . Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Lease and i f Landlord elects to accept rent on or after the sixth ( 6 th) day of the month, a late charge equal to the greater of five percent ( 5% ) of the monthly rent or One Hundred Dollars ( $ 100 . 00 ) will be due as additional rent . Tenant agrees to tender all late rents by cashier's check, certified check, or money order . In the event Tenant's rent check is dishonored by the bank, Tenant agrees to pay Landlord $ 25 . 00 as a handling charge and, i f applicable, the late charge, and Tenant shall deliver said monies to Landlord as specified in Paragraph 3 . Dishonored checks must be replaced by cashier's check, certified check or money order . In the event more than one check is dishonored, Tenant agrees to pay all future rents and charges in the form of cashier's check, certified check, or money order . Any other amounts payable to Landlord under this Lease, with the exception of rent, shall be considered past due 30 days from Landlord's billing date and Tenant shall pay a monthly service charge of 5 % of the amount past due for that and each subsequent month that the amount remains past due . The parties agree that such charges represent a fair and reasonable estimate of the costs the Landlord will incur by reason of such late payment and/or returned check . 4/6/2021 Daia Group LLC (“Landlord”), La Rosa Realty Georgia, LLC (“Tenant”), Coldwell Banker Commercial Metro Brokers (“Broker”) and La Rosa Realty Georgia, LLC (“Co - Broker”). 1 . PREMISES . Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained hereinafter to be paid, kept and performed by Tenant, leases and rents unto Tenant and Tenant hereby rents and leases from Landlord the following described space in 5855 Medlock Bridge Parkway, Suite 100, Alpharetta, GA 30022 (“Building”) being approximately 4 , 248 +/ - rentable square feet ( N/A usable square feet) located at Fulton County, Georgia, (“Premises”) . The Premises are more particularly described and shown on Exhibit “A” as attached hereto and made a part hereof . No easement for light or air is granted hereunder . 36 months 1st day of May , 2021 , and ending on the 30th day of April , 20 24 , at midnight, unless sooner terminated as hereinafter provided, or unless adjusted pursuant to Paragraph 6(“Term”). 3. RENTAL AND COVENANTS TO PAY RENT. (A) Tenant shall pay to Landlord at 6985 BRIXTON PLACE, SUWANEE, GA 30024 or at such other place as Landlord may designate in writing without demand, deduction or set - off, an annual rental of (“Base Rental”), payable in equal monthly installments of four thousand and 00 / 100 Dollars ( $ 4 , 000 . 00 ) in advance on the first day of each calendar month during the Term subject to adjustment as provided in this paragraph . However, the rental shall be no less than the Base Rental as specified above . Rental for any period during the Term which is for less than one month shall be a prorated portion of the monthly rental due . (B) Base Rental shall escalate as follows : forty - eight thousand and 00/100 Dollars ($ 48,000.00 Month #13 ~ #24: Month #25 ~ #36: $4,120.00 per month $4,243.60 per month

5. SECURITY DEPOSIT. On the date of execution of this Lease by Tenant, Tenant will pay to Landlord the first full month’s Base Rental in the amount of $ and a security deposit in the amount of Office Lease Agreement (#003) Rev. 05/05 2 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 See Exhibit "B"(4) $ See Exhibit "B"(4) . Landlord shall have the right, but not the duty, to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the Term of this Lease . Landlord shall have the right, but not the duty, to hold said security deposit in an interest bearing escrow account and retain any interest accrued . In the event of a sale of the Building, or a lease of the Building, subject to this Lease, Landlord shall transfer the security deposit to the new landlord, and the Tenant shall attorn to the new landlord and the present Landlord shall thereupon be released from all liability for the return of such security deposit and Tenant shall look solely to the new landlord for the return of such security deposit and this provision shall apply to every transfer or assignment made of the security deposit to a new landlord . The security deposit under this Lease shall not be assigned or encumbered by Tenant without the written consent of Landlord and any such assignment or encumbrance without the Landlord’s written consent shall be void . Such security deposit shall be returned to Tenant within 30 days following the end of the Term of this Lease provided that Tenant has performed Tenant’s obligations under this Lease and provided that no defective conditions, other than normal wear and tear and casualty are left unrepaired by Tenant and that Tenant does not owe Landlord any debts . Any portion of the security deposit not required to reimburse Landlord for Landlord’s expense in repairing defective conditions caused by Tenant, or for paying amounts owed by Tenant to Landlord, shall be refunded to Tenant as provided above . 6. COMMENCEMENT . The date on which possession of the Premises is taken by Tenant (hereinafter called “Commencement Date”) will establish the commencement of rent on this Lease i f possession is taken before the 1 st day of May , 20 21 . I f for any reason Landlord fails to deliver the Premises ready for occupancy on the above date, this Lease shall remain in full force and effect and Landlord shall have no liability to Tenant due to delay in occupancy and rental shall commence when the Premises are ready for occupancy . Moreover, the Term of this Lease shall be proportionately extended for an additional period of time to the end so that this Lease shall provide for a full Term as herein provided . I f a delay in having the Premises ready for occupancy is caused by Tenant, or i f the Premises are ready for occupancy on the above date but Tenant does not take occupancy, rental in either case will commence as of the above date, unless specified otherwise herein . 7. ACCEPTANCE OF PREMISES . Landlord and Landlord's broker have made no representations or promises with respect to the Building, the Premises, or this Lease except as herein expressly set forth . The taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant accepts the Premises "as is" and that the Premises and the Building are suitable for the use intended by Tenant and were in good and satisfactory condition at the time such possession was so taken, excluding any punch list items . 8. REPAIR BY TENANT AND REMOVAL OF IMPROVEMENTS AND ALTERATIONS UPON TERMINATION . (A) Tenant will, at Tenant's expense, take good care of the Premises and the fixtures and appurtenances therein, and will cause no active or permissive waste or injury thereof ; and Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any damage to the Premises or the Building caused by the misuse or neglect thereof, or by persons permitted on the Premises by Tenant, or Tenant moving in or out of the Premises . (B) Tenant will not, without Landlord's written consent, make any alterations, additions or improvements in or about the Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building . All alterations, additions or improvements (including but not limited to carpets, window treatments, and window treatment hardware) made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of the Term of this Lease, or any extensions or renewals thereof . Landlord reserves the right to require Tenant to remove any improvements, additions or voice or data cabling or other low voltage wiring made to the Premises by Tenant or for Tenant’s benefit ; Tenant further agrees to do so prior to the expiration of the Term or within thirty (30) days after notice from Landlord, whichever shall be later, provided that Landlord give such notice no later than thirty (30) days after expiration of the Term of this Lease, or any extensions or renewals thereof . (C) No later than the last day of the Term, Tenant will remove all of Tenant's personal property and trade fixtures and repair all damage done by or in connection with the installation or removal of said property and will surrender the Premises (together with all keys to the Premises) in as good a condition as existed at the beginning of the Term, reasonable wear and tear, damage by fire, the elements or casualty excepted . All property of Tenant remaining on the Premises after expiration of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal, subject, however, to Landlord's right to require Tenant to remove any improvements or additions made to the Premises by Tenant pursuant to sub - paragraph (B) of this paragraph . (D) In doing any work of any nature in, to or about the Premises, Tenant will use only contractors or workmen approved by Landlord . Tenant shall promptly cause the removal of any lien for material or labor claimed to be furnished to Premises at Tenant’s request . 9 . REPAIRS AND MAINTENANCE OF THE BUILDING . Landlord shall provide for the cleaning, repair and maintenance of the public portions of the Building . Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the Term of this Lease, except repairs to the exterior walls, corridors, windows, roof and other structural elements and equipment of the Building, and such additional maintenance as may be necessary because of damage by persons other than Tenant, its brokers, employees, invitees or visitors . Landlord shall not be liable to Tenant for losses due to theft or burglary or for damages done by unauthorized persons on the Premises . 10. USE. Tenant shall use the Premises for and for all lawful activities normally incidental thereto and related to the conduct of Tenant’s business, but for no other purposes . Tenant shall not use or occupy the Premises, or permit the Premises to be used or occupied, in violation of any ordinance, law or regulation of any governmental body, or in any manner which would vitiate or increase the premium charged for insurance on the Premises or the Building or that would cause damage to the Building, or that would constitute a public nuisance, or that would disturb the quiet enjoyment of the other tenants of the Building . 11. SERVICES - WATER, CLEANING, AND ELECTRICITY . Landlord shall furnish the following services without additional charge : (A) Heat and air conditioning in Landlord's judgment sufficient to reasonably cool or heat the Premises, at the proper season, during standard building hours ( 8 : 00 A . M . to 6 : 00 P . M . on Mondays through Fridays, inclusive and 8 : 00 A . M . to 1 : 00 P . M . on Saturdays) on normal business days, except holidays observed by national banks as legal holidays ; (B) Restroom facilities including water, paper towels, and toilet tissue reasonably used on the Premises ; (C) Janitorial services each Monday through Friday, except holidays observed by national banks as legal holidays ; (D) Electric current for lighting and for small business machines only (e . g . typewriters, personal computers, copiers and other small office equipment) using 110 volt, 20 AMP circuits . Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building . Tenant will not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld) connect any additional items (such as electric heaters, data processing equipment or copy machines) to the Building’s electrical distribution system, or make any alterations or addition s to such system . Should Landlord grant such consent, all additional circuits or equipment required therefore shall be provided by Landlord and the reasonable cost thereof shall be paid by Tenant upon Landlord's demand ; (E) If Tenant uses an excessive amount of any of the services enumerated in this Paragraph, then Landlord reserves the right to charge Tenant as additional rent a reasonable sum for such excess ; (F) Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or reasonable breakdown, nor shall Landlord be liable for damages resulting from any of the fixtures or equipment in the Building being out of repair, or for injury to person or damage to property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 11 . 12. DESTRUCTION OF OR DAMAGE TO PREMISES . I f the Premises are made untenantable in whole or in part by fire or other casualty, the rent, until repairs shall be made or this Lease is terminated as hereinafter provided, shall be apportioned on a per diem basis and prorated according to the part of the Premises which is usable by the Tenant, if, but only if, such fire or other casualty was not caused by the fault or negligence of the Tenant, its contractors, invitees, brokers or employees . I f such damage shall be so extensive that the Premises cannot be restored by the Landlord within a period of one hundred twenty (120) days (as evidenced by a written declaration from Landlord to Tenant), then either party shall have the right to cancel this Lease by notice to the other given at any time within thirty (30) days after the date of such damage . I f this Lease is not so terminated, the Landlord will promptly repair the damage at the Landlord’s expense . 13. RULES AND REGULATIONS . Tenant will faithfully observe and comply with the “Rules and Regulations” attached office hereto and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe, on written notice to Office Lease Agreement (#003) Rev. 05/05 3 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005

alterations and repairs; third, to the payment of the monthly rental and additional rent due and unpaid hereunder, and Office Lease Agreement (#003) Rev. 05/05 4 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 Tenant, for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the Building. 14. EVENTS OF DEFAULT . The happening of any one or more of the following events (hereinafter any one of which may be referred to as an “Event of Default”) during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant : (A) Tenant fails to pay the rental as provided for herein, and such failure continues for a period of five (5) calendar days; (B) Tenant abandons or vacates the Premises; (C) As set forth in Subsection 14(A), except Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease, and such failure continues for a period of thirty (30) calendar days following written notice from Landlord to Tenant of said failure. (D) Tenant is adjudicated bankrupt or files for bankruptcy protection; (E) A permanent receiver is appointed for Tenant’s property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (F) Tenant either voluntarily or involuntarily takes advantage of any debt or relief proceedings under the present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; (G) Tenant makes an assignment for benefit of creditors; or (H) Tenant’s effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof. 15. REMEDIES UPON DEFAULT . Upon the occurrence of an Event of Default, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies : (A) Landlord may terminate this Lease by giving written notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice ; (B) Landlord may terminate this Lease as provided in Paragraph 15 (A) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant’s default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (i) the monthly rental and additional rent for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (ii) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorney’s fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable ; (C) Landlord may, without terminating this Lease, declare immediately due and payable all monthly rental and additional rent due and coming due under this Lease for the entire remaining term hereof, together with all other amounts previously due, at once ; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said term ; upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of the Premises during the term of this Lease, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this clause (C) less all costs, expenses and attorney’s fees of Landlord incurred in connection with the reletting of the Premises ; or (D) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant’s obligation to pay monthly rental and additional rent and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable ; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord ; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys’ fees, and of costs of such execute a subordination and attornment agreement incorporating the provisions set forth above and otherwise in form reasonably Office Lease Agreement (#003) Rev. 05/05 5 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 the residue, if any, shall be held by Landlord and applied against payments of future monthly rental and additional rent as the same may become due and payable hereunder ; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including monthly rental and additional rent ; if such rental received from such reletting during any month is less than those to be paid during the month by Tenant hereunder, including monthly rental and additional rent, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly ; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting ; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach . Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44 - 7 - 52. 16. ASSIGNMENT AND SUBLETTING . Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant . Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord . The assignee of Tenant, at the option of Landlord, shall become liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder . Consent to any assignment or sublease shall nullify any lease options or first rights of refusal . 17. EMINENT DOMAIN . If all or any part of Premises or the land on which Building stands or any estate therein are taken by virtue of eminent domain or conveyed or leased in lieu of such taking, this Lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant . It is expressly agreed that the Tenant shall not have any right or claim of any award made to or received by the Landlord for such taking . The widening of streets abutting the land on which the Building stands shall not effect this Lease, provided no part of the Building is so taken . Nothing herein contained, however, shall preclude Tenant from claiming, proving and receiving from the condemning authority a separate award for the value of any of Tenant’s personal property taken which Tenant could have rightfully removed from the Premises hereunder and for relocation and moving expenses, so long as the Landlord’s award is not thereby reduced . 18. LANDLORD’S ENTRY OF PREMISES . Landlord may enter the Premises with prior notice, except in case of emergencies, at reasonable hours with prospective purchasers or tenants , or to inspect the Premises , or to make repairs required by Landlord under the terms hereof or repairs to adjoining space within the Building . 19. RELOCATION OF TENANT . Landlord reserves the right at its option and upon giving sixty (60) days written notice in advance to the Tenant to transfer and remove from the Premises any Tenant leasing 1 , 500 rentable square feet or less to any other available space of substantially equal size and area and equivalent rental in the Building . Landlord shall bear all reasonable cost and expense of said removal as well as the cost and expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises . If Landlord transfers Tenant to any such new space, this Lease shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be the Premises as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto . 20. SUBORDINATION . Landlord may, from time to time, grant first lien deeds of trust, security deeds, mortgages or other first lien security interests covering its estate in the Building (each a “Mortgage”) . Tenant agrees that this Lease shall be subject and subordinate to each Mortgage, including any modifications, extensions, renewals thereof and advances thereunder from time to time in effect . The foregoing provisions shall be self operative, and no further instrument of subordination shall be required to make this Lease subject and subordinate to any Mortgage . Tenant shall, upon request, from time to time execute and deliver to Landlord or the holder of any Mortgage any instrument requested by Landlord or the holder of such Mortgage to evidence the subordination of this Lease to any such Mortgage . Tenant agrees to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage, and be bound to such party under all the terms, covenants, and conditions of this Lease, for the balance of the Term of this Lease, including any extensions or renewals thereof, with the same force and effect as i f such party were the original Landlord under this Lease . Upon the request of Landlord, Tenant agrees to with possession of the Premises, and thereafter as necessary to assure that Landlord always has current certificates evidencing Office Lease Agreement (#003) Rev. 05/05 6 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 acceptable to Landlord. 21. ESTOPPEL CERTIFICATE . At any time and from time to time, Tenant shall execute, acknowledge, and deliver to Landlord and to such assignee, mortgagee or other party as may be designated by Landlord, a certificate (in a form to be specified by Landlord) stating : (i) that by such certificate the Lease is ratified ; (ii) the commencement date and the date on which Tenant entered into occupancy of the Premises ; (iii) the amount of the monthly portion of base rent and additional rent payable hereunder ; (iv) that the Lease (and any modifications) represents the entire agreement between the parties as to the Premises and is in full force and effect ; (v) the expiration date ; (vi) that, as of the date of the certificate, there are no defaults by Landlord or Tenant under the Lease ; (vii) the amount of base rent and security deposit which has been deposited with Landlord ; (viii) the month and year through which base rent and additional rent have been paid ; (ix) that no actions, voluntary or involuntary, are pending against Tenant under the bankruptcy laws of the United States or any State thereof ; (x) that the person executing the certificate is duly authorized to execute the same on behalf of Tenant, and that the certificate is and shall be binding on Tenant, its successors and assigns ; (xi) that Tenant has not requested any repairs or replacements to the Premises or any other part of the Project that are Landlord's responsibility under the Lease and that have not been completed ; and (xii) such other matters relating to the Lease as requested by Landlord . If Tenant fails to deliver such certificate to Landlord within ten (10) days after written request by Landlord, Tenant shall be deemed to have approved the contents of the certificate as submitted to Tenant by Landlord at the time of the written request therefore, and Landlord is hereby authorized to so certify . Tenant hereby expressly acknowledges and agrees that Landlord, any such assignee, mortgagee or other party shall be entitled to rely upon the certificate so certified by Landlord or any certificate delivered by Tenant hereunder . 22. INDEMNITY AND WAIVER OF CLAIMS . Except to the extent caused by the gross negligence or willful misconduct of Landlord or any of its trustees, members, principals, beneficiaries, partners, officers, directors, employees, lenders and agents (the “Landlord Related Parties”), Tenant hereby waives all claims against and releases Landlord and Landlord Related Parties from all claims for any injury to or death of persons, damage to property or business loss in any manner related to (a) Force Majeure, (b) acts of third parties, (c) the bursting or leaking of any tank, water closet, drain or other pipe, (d) the inadequacy or failure of any security services, personnel or equipment, or (e) any matter not within the reasonable control of Landlord . Except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Related Parties, Tenant shall indemnify, defend and hold Landlord and Landlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law) (collectively referred to as “Losses”), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties by any third party and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties or any of Tenant’s transferees, contractors or licensees . Except to the extent caused by the gross negligence or willful misconduct of Tenant or any Tenant Related Parties, Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all Losses which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties by any third party and arising out of or in connection with any damage or injury occurring in the common areas of the Building or the acts or omissions (including violations of Law) of Landlord or the Landlord Related Parties . 23. INSURANCE . Tenant shall maintain the following insurance (“Tenant’s Insurance”) : (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $ 2 , 000 , 000 . 00 ; (b) Property/Business Interruption Insurance written on an All Risk or Causes of Loss - Special Form, with coverage for broad form water damage including earthquake, sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant’s business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises (“Tenant’s Property”) [and any Leasehold Improvements performed by or for the benefit of Tenant] ; (c) Workers’ Compensation Insurance in amounts required by Law ; and (d) Employers Liability Coverage of at least $ 1 , 000 , 000 . 00 per occurrence . Any company writing Tenant’s Insurance shall have an A . M . Best rating of not less than B+VIII . All Commercial General Liability Insurance policies shall name as additional insureds Landlord (or its successors and assignees), the managing agent for the Building (or any successor), any lender of Landlord and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord and its successors as the interest of such designees shall appear . All policies of Tenant’s Insurance shall contain endorsements that the insurer(s) shall endeavor to give Landlord and its designees at least 30 days’ advance written notice of any cancellation, termination, material change or lapse of insurance . Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided

Tenant’s Insurance . So long as the same is available at commercially reasonable rates, Landlord shall maintain so called All Risk or Causes of Loss - Special Form property insurance on the Building at [ not less than eighty percent ( 80% )] replacement cost value as reasonably estimated by Landlord . 24. SUBROGATION . Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to Tenant’s Property, Leasehold Improvements, the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance . 25. RIGHTS CUMULATIVE . All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative and not restrictive of those given by law . 26. HOLDING OVER. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the monthly rental which i s in effect at the end of this Lease in accordance with Paragraph 3 above and there shall be no renewal of this Lease by operation of law . If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be 150 % of the monthly rental which is in effect at the end of this Lease in accordance with Paragraph 3 above and there shall be no renewal of this Lease by operation of law . 27. WAIVER OF RIGHTS . No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord’s right to demand exact compliance with the terms hereof . 28. SECTION TITLES . The section titles in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions . 29. NOTICE . All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U . S . Certified Mail, return receipt requested, postage prepaid or a nationally recognized overnight courier with delivery tracking . Broker shall be copied with all required or permitted notices . Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then the Premises shall be Tenant's address for notice purposes . Notices to Landlord and Broker shall be delivered or sent to the addresses hereinafter stated, to wit : Landlord: Tenant: Broker: Co - Broker: Coldwell Banker Commercial Metro Brokers 175 John W Morrow Jr Pkwy Office Lease Agreement (#003) Rev. 05/05 7 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 5775 Glenridge Drive Bldg. D, Suite #100 Atlanta, GA 30328 ATTN: Benjamin L. Choi Daia Group LLC 6985 BRIXTON PLACE, SUWANEE, GA 30024 ATTN: DAI CHOUL SHIN La Rosa Realty Georgia, LLC 3305 Bluffton Dr Gainesville, GA 30507 ATTN: Carmen Delgado La Rosa Realty Georgia, LLC

Gainesville, GA 30501 ATTN: Carmen Delgado All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties. 30. DEFINITIONS . “Landlord” as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises . “Tenant” shall include the undersigned and its heirs, representatives, and successors, and if this Lease is validly assigned or sublet, shall also include Tenant’s assigns or subtenants covered by such assignment or sublease . “Broker” and “Co - Broker” shall include the undersigned, their successors, assigns, heirs and representatives . “Landlord”, “Tenant”, “Broker”, and “Co - Broker” include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties . 31. ENTIRE AGREEMENT . This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect . No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in Paragraph 13 , shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant . 32. BROKER'S COMMISSION . Tenant represents and warrants to Landlord that except for Broker and Co - Broker (collectively “Brokers”), no broker, agent, commission salesman, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Premises and that no commission, fees or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman, or other person . Tenant agrees to indemnify Landlord against and hold Landlord harmless from any and all claims, suits or judgments (including, without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits or judgments or in connection with the enforcement of this indemnity) for any fees, commissions or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship with Tenant, except with respect to Brokers . Tenant and Landlord acknowledge and agree that Brokers have rendered a valuable service by assisting in the creation of the landlord - tenant relationship hereunder . The commission to be paid in conjunction with the creation of the relationship by this Lease has been negotiated between Landlord and Brokers and Landlord hereby agrees to pay Brokers as compensation for Brokers’ services in procuring this Lease and creating the aforesaid landlord - tenant relationship □ X pursuant to a separate commission agreement, or □ as follows : vicinity of the Premises. Voluntary cancellation of this Lease shall not nullify Brokers’ right to collect the commission due for Office Lease Agreement (#003) Rev. 05/05 8 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 Brokers’ commission shall not apply to any “additional rental” as that term is used in this Lease . Any separate commission agreement is hereby incorporated as a part of this Lease by reference and any third party assuming the rights and obligations of Landlord under this lease shall be obligated to perform all of Landlord’s obligations to Brokers under said separate commission agreement . I f the Tenant becomes a tenant at will or at sufferance pursuant to Paragraph 26 above, or i f the term of this Lease is extended or i f this Lease is renewed or i f a new lease is entered into between Landlord and Tenant covering either the Premises or any part thereof, or covering any other premises as an expansion of, addition to, or substitution for the Premises, regardless of whether such premises are located adjacent to or in the vicinity of the Premises, Landlord, in consideration of Brokers’ having assisted in the creation of the landlord - tenant relationship, agrees to pay Brokers additional commissions as set forth above, i t being the intention of the parties that Brokers shall continue to be compensated so long as the parties hereto, their successors and/or assigns continue the relationship of landlord and tenant which initially resulted from the efforts of Brokers, whether relative to the Premises or any expansion thereof, or relative to any other premises leased by Landlord to Tenant from time to time, whether the rental therefore is paid under this Lease or otherwise . Brokers agree that, in the event Landlord sells the Premises, and upon Landlord’s furnishing Brokers with an agreement signed by the purchaser assuming Landlord’s obligations to Brokers under this Lease, Brokers will release the original Landlord from any further obligations to Brokers hereunder . I f the purchaser of the Premises does not agree in writing to assume Landlord’s obligations to Brokers under this Lease, Landlord shall remain obligated to pay Brokers the commissions described in this Paragraph 34 even after the expiration of the original term of this Lease i f the purchaser (A) extends the term of this Lease ; (B) renews this Lease ; or (C) enters into a new lease with Tenant covering either the Premises or any part thereof, or covering any other premises as an expansion of, addition to, or substitution for the Premises, regardless of whether such premises are located adjacent to or in the

Office Lease Agreement (#003) Rev. 05/05 9 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 the remaining term of this Lease and the provisions contained herein above relative to additional commissions shall survive any cancellation or termination of this Lease . In the event that the Premises are condemned, or sold under threat of and in lieu of condemnation, Landlord shall, on the date of receipt by Landlord of the condemnation award or sale proceeds, pay to Brokers the commission, reduced to its present cash value at the existing legal rate of interest, which would otherwise be due to the end of the term contracted for under Paragraph 2 above . Limitation of Brokers’ Services and Disclaimer – Brokers are a party to this Lease for the purpose of enforcing their rights under this Paragraph . Tenant must look solely to Landlord as regards to all covenants, agreements and warranties herein contained, and Brokers shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease . It is understood and agreed that the commissions payable to Brokers under this Paragraph are compensation solely for Brokers’ services in assisting in the creation of the landlord - tenant relationship hereunder ; accordingly, Brokers are not obligated hereunder on account of payment of such commissions to furnish any management services for the Premises . 33 . ATTORNEY’S FEES . In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney’s fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent of any damages due from the non - prevailing party . Furthermore, Landlord and Tenant agree to pay the attorney’s fees and expenses of (A) the other party to this Lease (either Landlord or Tenant) i f i t is made a party to litigation because of its being a party to this Lease and when i t has not engaged in any wrongful conduct itself, and (B) Broker, i f Broker is made a party to litigation because of its being a party to this Lease and when Broker has not engaged in any wrongful conduct itself . 34. LIMITATION ON BROKER’S SERVICES AND DISCLAIMER . Broker and Co - Broker are parties to this Lease for the purpose of enforcing their rights to receive a real estate commission . Tenant must look solely to Landlord as regards all covenants and agreements contained herein, and Broker and Co - Broker shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease . Landlord and Tenant acknowledge that the Atlanta Commercial Board of REALTORS, Inc . has furnished this Standard Office Lease form to its members as a service and that i t makes no representation or warranty as to the enforceability of this Standard Office Lease form or any paragraph thereof . 35. NO ESTATE IN LAND . This Lease shall create the relationship of landlord and tenant between the parties hereto . Tenant has only a usufruct not subject to levy and sale, and not assignable by Tenant except by Landlord’s consent . 36. TIME OF ESSENCE . Time is of the essence of this Lease . 37. EXCULPATION OF LANDLORD . Landlord’s obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord’s interest in the Building, and neither Landlord nor any joint ventures, partners, officers, directors, employees or shareholders of or in Landlord shall have any personal liability whatsoever with respect to this Lease . 38. CERTAIN ENVIRONMENTAL MATTERS . (A) Tenant shall not use, store, treat, discard or dispose of any hazardous substances in or about the Premises . For purposes of this Lease, hazardous substances shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the Environmental Protection Agency (EPA) and the list of toxic pollutants designated by Congress or the EPA under any applicable environmental law or legislation ; as such lists may be supplemented, amended or newly enacted from time to time . To the extent that any of the applicable environmental laws of the State of Georgia establish a meaning for hazardous substances which is broader than that specified in any federal legislation or laws, such broader meaning shall apply . Applicable environmental law shall mean and include the collective aggregate of the following : any law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or body exercising similar functions) or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Premises pertaining to health or the environment . (B) The occupancy, operation and use of the Premises by Tenant shall not violate any applicable environmental laws, of any federal, state, local or other governmental authority . (C) Without limiting the generality of the above, Tenant represents that it is not the subject of any pending or, to the best of Tenant’s knowledge, threatened investigation or inquiry by any governmental authority, or subject to any remedial obligations under any applicable environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 , as amended (CERCLA), the Resource Conservation and Recovery Act of 1987 , as amended, and any and all applicable state laws, and this representation and warranty would continue to be true and correct following disclosure to any applicable governmental authority of all relevant facts, conditions and circumstances pertaining to the Tenant . (D) Tenant represents that it is not required to obtain any permits, licenses or authorization to occupy, operate or use any portion of the Premises by reason of any applicable environmental laws . (E) Tenant represents that it has not received any notice from any governmental authority with respect to any violation of any applicable environmental laws . (F) Tenant shall not cause any violation of any applicable environmental laws, nor permit any sub - tenant of any portion of the Premises to cause such a violation, nor permit any environmental liens to be placed on any portion of the Building or the Premises . (G) Tenant shall give notice to Landlord immediately upon (i ) Tenant’s receipt of any notice from any governmental authority of a violation of any applicable environmental laws or upon acquiring knowledge of the receipt of any such notice by any sub - tenant of any portion of the Premises, and (ii ) acquiring knowledge of the presence of any hazardous substances on the Premises in a condition that is resulting or could reasonably be expected to result in any adverse environmental impact, with a full description thereof . Tenant shall promptly comply with all applicable environmental laws requiring the notice, removal, treatment, or disposal of such hazardous substances, caused by or within the control of Tenant and provide the Landlord with satisfactory evidence of such compliance . 39. FORCE MAJEURE . Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition or any other causes or any kind whatsoever which are beyond the control of Landlord . 40. SEVERABILITY . The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable . I f any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, i t shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect . 41. QUIET ENJOYMENT . If Tenant shall pay the rent herein and other amounts to be paid by Tenant to Landlord, and will faithfully keep, perform, and observe all of the covenants, agreements and conditions herein stipulated to be kept, performed and observed by Tenant, Tenant shall at all times during the term of the Lease have the peaceable and quiet enjoyment of the Premises without hindrance of Landlord or any person lawfully claiming under Landlord subject, however, to the terms of this Lease and any mortgage placed on the property of which the Premises are a part . 42. PURCHASE OF PROPERTY BY TENANT . In the event that Tenant acquires title to the property of which the Premises are a part, or any part thereof, or any premises as an expansion of, addition to or substitution for the Premises at any time during the term of this Lease, or any renewals thereof, or within six (6) months after the expiration of the term hereof or the extended term hereof, Landlord shall pay Broker a commission on the sale of the property in lieu of any further commission which otherwise would have been due under this Lease . Such commission, as negotiated between the parties, shall be six percent ( 6% ) of the gross sales price, payable in full in cash at closing . The commission shall be paid in the following manner : 3 % to Coldwell Banker Commercial Metro Brokers / 3 % to La Rosa Realty Georgia, LLC 43. AGENCY DISCLOSURE . Pursuant to Regulation 520 - 1 . 06 of the Georgia Real Estate Commission’s Regulations and Georgia’s Brokerage Relationships in the Real Estate Transactions Act (“BRRETA”), O . C . G . A . Section 10 - 6 A - 1 et . seq . , Landlord and Tenant hereby acknowledge that Broker and Co - Broker, if any, make the following disclosures, checking all that apply : As to Broker : □ X (A) □ (B) Broker represents the only; or Broker represents both the Landlord and Tenant jointly and such dual agency is expressly consented to by the parties by their execution of a Dual Agency Disclosure and Consent Agreement. □ (C) Broker has assigned Broker’s affiliated license # to represent solely the Office Lease Agreement (#003) Rev. 05/05 10 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 Landlord n/a Landlord as its designated agent and has assigned Broker’s affiliated licensee # n/a

Office Lease Agreement (#003) Rev. 05/05 11 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 to represent solely the Tenant as its designated agent ; or Broker represents neither the Landlord nor the Tenant, but rather is acting as a transactional broker pursuant to BRRETA. □ (D) As to Co - Broker: □ X (A) □ (B) Co - Broker represents the Tenant only; or Co - Broker represents both the Landlord and Tenant jointly and such dual agency is expressly consented to by the parties by their execution of a Dual Agency Disclosure and Consent Agreement. Co - Broker has assigned Broker’s affiliated license # n/a to represent solely the Landlord as its designated agent and has assigned Broker’s affiliated licensee # n/a to represent solely the Tenant as its designated agent ; or Co - Broker represents neither the Landlord nor the Tenant, but rather is acting as a transactional broker pursuant to BRRETA. □ (C) Neither Broker nor Co - Broker shall owe any duty to Landlord or Tenant greater than what is set forth in BRRETA, Official Code of Georgia Annotated Section 10 - 6 A - 1 et . seq . 44. NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease shall become effective only upon execution and delivery of a fully executed Lease by Landlord. 45. ATLANTA COMMERCIAL BOARD OF REALTORS, INC. (“ACBR”) DISCLAIMER; WAIVER AND RELEASE OF CLAIMS . This “Disclaimer ; Waiver and Release of Claims” provision, without any changes, modifications, deletions or revisions, must be included in all ACBR Form documents that include any reference to ACBR . The parties hereto hereby acknowledge and agree that : (A) THIS DOCUMENT HAS IMPORTANT CONSEQUENCES, LEGAL, FINANCIAL AND OTHERWISE, AND ACBR HAS ADVISED THE PARTIES THAT THEY SHOULD EACH CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL OF THEIR CHOICE WITH RESPECT TO THE TERMS OF, AND/OR THE COMPLETION, MODIFICATION AND/OR EXECUTION OF, THIS DOCUMENT ; (B) form documents by their nature are designed to be of general application, and may not be applicable to specific facts and circumstances, may not address a given party’s specific conditions or requirements and/or may not reflect the relative bargaining or negotiations of the parties, as such variables may arise on any given transaction ; (C) to avoid any possible misunderstanding or confusion as to the original form of this document and any revisions, modifications or changes to it, any and all revisions, modifications or changes to the original should be made readily apparent by highlighting, underscoring or other means to distinguish them from the original ACBR form ; (D) ACBR has made the original versions of this document and other document forms available to ACBR’s members as a service, but makes no representation or warranty, express or implied, as to the suitability or applicability of the terms and conditions of, or the enforceability of, this document or other document forms ; (E) ACBR document forms are updated by ACBR from time to time, and ACBR strongly recommends to the parties that they use the most current, updated versions of any such document forms ; and (F) by executing this document the parties hereto each hereby waive and release ACBR, its officers, directors, members, employees and agents, from any and all claims, demands and/or causes of action (whether known or unknown) arising out of, pertaining to or resulting directly or indirectly from the use of this form document . 46. SPECIAL STIPULATIONS. Special stipulations shall control if in conflict with any of the foregoing provisions of this Lease. - Signatures on Following Page -

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below. LANDLORD: Daia Group LLC By: (Seal) Name: Title: Phone: Date: TENANT: By : Name: Carmen Delgado / Camille Viera - Hewell Title : Phone : Date : BROKER: Coldwell Banker Commercial Metro Broker s By: (Seal) Name: Benjamin L. Choi Title: Agent Firm License #: Phone: Date: Agent Name(s): Benjamin L. Choi Agent License # (s): CO - BROKER: La Rosa Realty Georgia, LLC By: (Seal) Name: Title: Firm License #: Phone: Date: Agent Name(s): Agent License # (s): Add additional names & License #’s of other agents involved in connection with this transaction. Office Lease Agreement (#003) Rev. 05/05 12 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 La Rosa Realty Georgia, LLC Carmen Delgado

Office Lease Agreement (#003) Rev. 05/05 13 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 RULES AND REGULATIONS (which are referred to in the Lease and made a part thereof) 1. The sidewalks, entry passages, corridors, halls, and stairways shall not be obstructed by tenants, or used by them for any purpose other than those of ingress and egress. 2. The water closet and other water apparatus, shall not be used for any other purpose than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein. 3. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building . Window shades, blinds or curtains of a uniform color and pattern only, as specified by Landlord, shall be used throughout the Building to give a uniform color exposure through exterior windows . No awnings shall be placed on Building . 4. No tenant shall do or permit to be done in the Building, or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health . Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other tenants or those having business with them . No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord . No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices . No intoxicating liquor or liquors shall be sold in the Building by Tenant without Landlord's permission . 5. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass - keys into the offices) for the purpose of cleaning or taking care of Premises. 6. No animals, birds, bicycles, or other vehicles shall be allowed into the offices, halls, corridors, or elsewhere in the Building. 7. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced and put in order under direction and to the satisfaction of Landlord, or its broker, and shall be left whole and in good repair . Tenants shall not deface the Building, the woodwork or the walls of the Premises . 8. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants at the termination of their Lease of the Premises shall return to Landlord all keys and security cards to doors in Building. 9. Landlord in all cases retains power to prescribe the weight and position of iron safes, files having excessive weight, or other heavy articles . Any damage done to the Building or to tenants or to other persons by taking a safe or other heavy article in or out of Premises, for overloading a floor, or in any other manner shall be paid for by Tenant causing such damage . 10. Parking facilities supplied by Landlord for Tenants shall be used for vehicles that may occupy a standard parking area only (i . e . 8 ' x 13 ') . Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size . 11. The Landlord shall not be responsible to any Tenant for the non - observance or violation of any of these Rules and Regulations by any other tenants. 12. Tenant shall not permit in the Premises any cooking or the use of any apparatus for the preparation of food nor the use of any electrical apparatus likely to cause an overload of electrical circuits, with the exception of a microwave oven, coffee machine and refrigerator .

Office Lease Agreement (#003) Rev. 05/05 14 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2005 13. Tenant shall maintain no food or drink coin operating vending machines within the Premises or the Building without the written consent of Landlord ; such consent shall not preclude Landlord from charging Tenant for utility costs thereof . Tenant agrees that all personal property, including machines permitted by Landlord under this paragraph, brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant and Landlord and shall not be liable for theft or of money deposited therein or for any damages thereto ; such theft or damage being the sole responsibility of Tenant . 14. All Tenants and occupants shall observe strict care not to leave their windows or doors open when it rains or snows, or while air - conditioning or heating systems are in operation, and for any fault or carelessness in any of these respects, shall indemnify other tenants for any injury sustained by other Tenants, and to Landlord for damage to paint, plastering or other parts of the Building, resulting from such default or carelessness . 15. Landlord may waive one or more of these Rules and Regulations for the benefit of any particular tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing such Rules and Regulations against any or all of the other tenants of the building . 16. These Rules and Regulations are supplemental to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

"A"

ATLANTA COMMERCIAL BOARD OF REALTORS ® , INC. EXHIBIT Special Stipulations (#026) Rev. 09/04 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2004 "B" SPECIAL STIPULATIONS 1. Tenant understands there is one meter for water, gas, and electricity for the entire Building. Tenant shall pay its pro - rata share of electricity, gas, and water. The Tenant is responsible for paying all utilities within its Premises. 2. The HVAC unit(s) must be maintained by Tenant and Tenant must hire a qualified specialist(s) to perform it's biannual(twice a year)inspections, servicing, and maintenance work. 3. In the event that Tenant breaches the LEASE, in addition to the remedies already outlined on this LEASE agreement, Landlord permanently retains the security deposit and any additional deposits or payments or pre - payments made by Tenant. 4. At the time of the Lease signing, the Tenant shall pay the first full month rent ($4,000.00), last month's rent ($4,243.60), and a security deposit equal to one full month's rent ($4,000.00). The amount due at the Lease signing is $12,243.60 in CERTIFIED CHECK payable to Daia Group LLC. 5. The Landlord shall waive June 2021 rent (1 - month rent waived). 6. The Landlord shall grant a first - right - of - refusal for the Tenant to purchase the Property by providing a 14 - day calendar notice. 7. The Tenant understands the Building is for sale. And as such, the Tenant shall accommodate the Landlord with building tours including access to the Premises during reasonable business hours. 8. La Rosa Realty Georgia, LLC will be paid a leasing commission amount equal to one month's rent. 9. The Landlord shall allow the Tenant to paint all interior baseboards, all interior doors, and all interior door frames to white color in the Premises. See an example depiction in Exhibit C. 10. The Landlord shall allow early access to Tenant in the approximately 3,000 +/ - SF of unoccupied space on the first floor as depicted in Exhibit D during the remainder of the month in April 2021. The early access period shall be used for the Tenant to set up the currently vacant section of the first floor, paint trims as delineated in Paragraph #9 (Exhibit B), and cleaning. All terms of the Lease as delineated in the Lease Agreement shall apply during the early access period. Tenant must furnish Insurance Certificate, as delinated in Section 23, effectively covering the early access period and the rest of the Lease prior to receiving access to the Premises.

"C"

"D" 1. Accessible area by Tenant during early access period during the remainder of the month in April 2021.

ATLANTA COMMERCIAL BOARD OF REALTORS ® , INC. EXHIBIT "E" SPECIAL STIPULATIONS Special Stipulations (#026) Rev. 09/04 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2004 - The rent is based on the designated area based on the mutual agreement between the landlord and the tenant. All parties are aware that square footage numbers used herein are approximate figures and are not specifically used for figuring rental or purchase amounts. - All measurements are only approximate estimates; thus shall not be relied upon as accurate. The lessee(s) needs to confirm any information pertaining to the square footage of the space independently if such information is important to the lessee. By signing this lease agreement, the lessee agrees that the landlord and Coldwell Banker Commercial Metro Brokers and its affiliated real estate agents cannot guarantee any of the measurements. Also by signing this lease agreement, the lessee(s) agree to hold the landlord, Coldwell Banker Commercial Metro Brokers, and its real estate agents harmless from any losses that are suffered by the lessee(s), including but not limited to, past, present, and future monetary and emotional sufferings, due to the payments made over incorrectly measured spaces. - All information above has been obtained from sources believed reliable. No warranty or representation, expressed or implied, is made by Coldwell Banker Commercial Metro Brokers or its real estate agents as to the accuracy of information contained herein. It is the responsibility of each lessee, purchaser, and property owner to independently confirm its accuracy and completeness of this lease agreement. Coldwell Banker Commercial Metro Brokers and its affiliated agents are no way responsible for any errors or omissions, whether preprinted, written, or typed, on this lease agreement. - By agreeing to use this legal document, all parties involved in this transaction agrees to hold Coldwell Banker Commercial Metro Brokers and its real estate agents harmless from any damages arising from this transaction. - By executing this document, the parties hereto each hereby waive and release Coldwell Banker Commercial Metro Brokers, and all of its affiliated agents and members, from any and all claims, demands and/or causes of action(whether known or unknown)arising out of, pertaining to or resulting directly or indirectly from the use of this form document.

ATLANTA COMMERCIAL BOARD OF REALTORS ® , INC. LEASE GUARANTY THIS GUARANTY AGREEMENT is made in reference to the Lease dated 4 / 6 / 2021 , (the “Lease”) by and between Daia Group LLC (“Landlord”) and La Rosa Realty Georgia, LLC (“Tenant”), demising certain space located at 5855 Medlock Bridge Parkway, Alpharetta, GA 30022 , Fulton County, State of Georgia, all as more particularly described in the Lease . 1. In consideration of, and as an inducement to the execution of the Lease by Landlord, the undersigned (hereinafter referred to as “Guarantor”), intending to be legally bound, hereby unconditionally guarantees, jointly and severally, the prompt and faithful performance by Tenant of the Lease and all the terms, covenants and conditions thereof including, but not limited to, the payment by Tenant of the rental and all other sums to become due thereunder . 2. Guarantor agrees that (1) this obligation shall be binding upon Guarantor without any further notice or acceptance hereof, but the same shall be deemed to have been accepted by the execution of the Lease ; (2) upon each and every default by Tenant, without any notice to or demand upon Guarantor and without Landlord’s first or contemporaneously suing or seeking any other remedy arising and accruing in favor of Landlord, either pursuant to the provisions of the Lease or otherwise, Guarantor will pay to Landlord all rentals and other sums due and payable under the Lease and will comply with and perform all terms, covenants and conditions of the Lease which shall be binding upon said Tenant as provided in the Lease ; (3) no extension, forbearance, or leniency extended by Landlord to Tenant shall discharge Guarantor, and Guarantor agrees at all times it will be liable notwithstanding same and notwithstanding the fact that Guarantor has had no notice of any default or of any said forbearance or extension ; (4) Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease, and Guarantor shall not be released thereby, it being intended that Guarantor shall continue as Guarantor with respect to the Lease as so modified, extended, amended or otherwise affected ; (5) neither Guarantor’s obligations to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Tenant or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the U . S . Bankruptcy Code or other statute, or from the decision of any court, and (6) this Guaranty shall be enforceable by Landlord in an action against Guarantor without the necessity of any suit, action or proceeding by Landlord of any kind or nature whatsoever against Tenant, without the necessity of any notice to Guarantor of Tenant’s default or breach under the Lease, and without the necessity of any other notice or demand to Guarantor to which Guarantor might otherwise be entitled, all of which notice Guarantor hereby expressly waives . 3. Guarantor further agrees to be bound by each and every covenant, obligation, power and authorization, without limitation, in the Lease, with the same force and effect as if Guarantor were designated in and had executed the Lease as Tenant thereunder . 4. In the event that other agreements similar to this Guaranty are executed from time to time by other entities or persons with respect to the Lease, the Agreement shall be cumulative of any such other agreements to the effect that the liabilities and obligations of Guarantor hereunder shall be joint and several with those of each other guarantor, and the liabilities and obligations of Guarantor hereunder shall in no event be affected or diminished by reason or any such other agreement . 5. All of Landlord’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein is intended to be the exclusion of or a waiver of any other . 6. Guarantor hereby waives (A) notice of acceptance of this Guaranty (B) demand of payment, presentation and protest, (C) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (D) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, including without limitation the provisions of Official Code of Georgia Annotated Section 10 - 7 - 24 (Michie 1982 , as amended), (E) any right to require Landlord to apply to any default, any security deposit or other security it may hold under the Lease, (F) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (G) any right Lease Guaranty (#010) Rev. 11/08 1 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2008

of subrogation, (H) any right to legal or equitable discharge of this Guaranty, including, without limitation, a discharge based on an increase in risk to the Guarantor, and (I) trial by jury. 7. Landlord may, without notice, assign this Guaranty in whole or in part, or may assign all of its interests in and to the Lease, and, in such event, each and every successive assignee of the Lease or of the Guaranty shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee as fully as if such assignee were named herein . Guarantor shall not assign or delegate Guarantor’s obligations under this Guaranty nor shall any assignment of the Lease by Tenant release Guarantor of its obligations hereunder . 8. This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Georgia . As part of the consideration for Landlord’s entering into the Lease which this Guaranty is a part, the Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder may, at the option of Landlord, be litigated in courts having situs with the State of Georgia, and the Guarantor hereby expressly consents to the jurisdiction of any such local, state or federal court, and consents that any service of process in such action or proceeding may be made by personal service upon the Guarantor wherever the Guarantor may then be located, or by certified or registered mail directed to such Guarantor at the address indicated below . Time is of the essence of this Guaranty . This Guaranty contains the entire agreement between Guarantor and Landlord relating to the guarantying of the Lease by Guarantor and supersedes entirely any and all prior written or oral agreements with respect thereto ; and Guarantor and Landlord acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof . Notices under or pursuant to this Guaranty shall be given either by United States Postal Service certified mail return receipt requested, or by receipted same - day or overnight private courier service (e . g . Federal Express or similar carrier), to the Guarantor at the address specified herein or to their last address specified by at least fifteen (15) days’ prior written notice to the Landlord to the notice address set forth in the Lease . Notices shall be deemed effective on the date of delivery, refusal to accept delivery or inability to deliver, as evidenced by return receipt or by records or the courier service . 9. Notwithstanding anything to the contrary herein, Guarantor’s liability hereunder shall be limited to : . 10. ATLANTA COMMERCIAL BOARD OF REALTORS, INC . (“ACBR”) DISCLAIMER ; WAIVER AND RELEASE OF CLAIMS . THIS “DISCLAIMER ; WAIVER AND RELEASE OF CLAIMS” PROVISION, WITHOUT ANY CHANGES, MODIFICATIONS, DELETIONS OR REVISIONS, MUST BE INCLUDED IN ALL ATLANTA COMMERCIAL BOARD OF REALTORS, INC . FORM DOCUMENTS THAT INCLUDE ANY REFERENCE TO “ACBR” . THE USER HEREBY ACKNOWLEDGES AND AGREES THAT : (A) THE FORMS CREATED ON THIS WEBSITE HAVE IMPORTANT CONSEQUENCES, LEGAL, FINANCIAL AND OTHERWISE, THE USER SHOULD CONSULT AN ATTORNEY OR OTHER PROFESSIONAL OF HIS/HER CHOICE WITH RESPECT TO THE TERMS OF AND/OR THE COMPLETION, MODIFICATION AND/OR EXECUTION OF, ANY ACBR FORM CREATED IN CONNECTION WITH THIS WEBSITE ; (B) FORM DOCUMENTS BY THEIR NATURE ARE DESIGNED TO BE OF GENERAL APPLICATION, AND MAY NOT BE APPLICABLE TO SPECIFIC FACTS AND CIRCUMSTANCES, MAY NOT ADDRESS A GIVEN PARTY’S SPECIFIC CONDITIONS OR REQUIREMENTS AND/OR MAY NOT REFLECT THE RELATIVE BARGAINING OR NEGOTIATIONS OF THE PARTIES, AS SUCH VARIABLES MAY ARISE ON ANY GIVEN TRANSACTION ; (C) TO AVOID ANY POSSIBLE MISUNDERSTANDING OR CONFUSION AS TO THE ORIGINAL FORM PROVIDED ON THIS WEBSITE AND ANY REVISIONS, MODIFICATIONS OR CHANGES TO IT, ANY AND ALL REVISIONS, MODIFICATIONS OR CHANGES TO THE ACBR FORM SHOULD BE MADE READILY APPARENT BY HIGHLIGHTING, UNDERSCORING OR OTHER MEANS TO DISTINGUISH THEM FROM THE ORIGINAL ACBR FORM ; (D) ACBR HAS MADE THE ORIGINAL VERSIONS OF THIS DOCUMENT AND OTHER DOCUMENT FORMS AVAILABLE TO ACBR’S MEMBERS AS A SERVICE, BUT MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE SUITABILITY OR APPLICABILITY OF THE TERMS AND CONDITIONS OF, OR THE ENFORCEABILITY OF, THIS Lease Guaranty (#010) Rev. 11/08 2 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2008

DOCUMENT OR OTHER DOCUMENT FORMS ; (E) ACBR DOCUMENT FORMS ARE UPDATED BY ACBR FROM TIME TO TIME, AND ACBR STRONGLY RECOMMENDS TO THE USER THAT HE OR SHE USE THE MOST CURRENT, UPDATED VERSIONS OF ANY SUCH DOCUMENT FORMS ; AND (F) BY CLICKING ON “I UNDERSTAND”, THE USER HEREBY WAIVES AND RELEASES ACBR, ITS OFFICERS, DIRECTORS, MEMBERS, REPRESENTATIVES, EMPLOYEES AND AGENTS, FROM ANY AND ALL CLAIMS, DEMANDS AND/OR CAUSES OF ACTION (WHETHER KNOWN OR UNKNOWN) ARISING OUT OF, PERTAINING TO OR RESULTING DIRECTLY OR INDIRECTLY FROM THE USE OF ANY ACBR FORM DOCUMENT . ANY MODIFICATION, REMOVAL, ALTERATION OR DELETION OF THE DISCLAIMER PARAGRAPH IN ANY ACBR FORM DOCUMENT SHALL NOT SERVE TO INCREASE OR ATTACH ANY LIABILITY OF ACBR . IN WITNESS WHEREOF, each Guarantor hereto, intending to be legally bound, has caused this Guaranty to be executed under seal, the day and year set forth below GUARANTOR: By: (Seal) Name: Title: Address: Phone: SSN or FEIN: Date: GUARANTOR: By: (Seal) - T - it l - e: - Name: Camille Viera - He well Address: Phone: SSN or FEIN: Date: Lease Guaranty (#010) Rev. 11/08 3 Copyright © Atlanta Commercial Board of REALTORS, Inc. 2008 Carmen Delgado